EXHIBIT 21.1

Subsidiary	State of Incorporation or Formation
99 Garnsey Road Associates II, LLC	New York
AGNL Avionics Abbotsford Nominee ULC	Canada
Broadstone 2020EX Texas, LLC	New York
Broadstone AAP Portfolio, LLC	New York
Broadstone AC Wisconsin, LLC	New York
Broadstone ACW Wisconsin, LLC	New York
Broadstone ADB Ohio, LLC	New York
Broadstone ADTB Rochester, LLC	Delaware
Broadstone AFD Georgia, LLC	New York
Broadstone AI Michigan, LLC	New York
Broadstone ALH Texas, LLC	New York
Broadstone AMG Illinois, LLC	New York
Broadstone APLB Brunswick, LLC	New York
Broadstone APLB Jacksonville, LLC	New York
Broadstone APLB Minnesota, LLC	New York
Broadstone APLB Sarasota, LLC	New York
Broadstone APLB SC, LLC	New York
Broadstone APLB Utah, LLC	New York
Broadstone APLB Virginia, LLC	New York
Broadstone APLB Wisconsin, LLC	New York
Broadstone APM Florida, LLC	New York
Broadstone AQG Indiana, LLC	New York
Broadstone AS Portfolio, LLC	New York
Broadstone ASDCW Texas, LLC	New York
Broadstone ASH Arkansas, LLC	New York
Broadstone ATI Massachusetts, LLC	Delaware
Broadstone August Family UPREIT OH PA, LLC	New York
Broadstone AVF Illinois, LLC	New York
Broadstone AVF Michigan, LLC	New York
Broadstone BB Portfolio, LLC	New York
Broadstone BCI Iowa, LLC	New York
Broadstone BEC Texas, LLC	New York
Broadstone BEF Portfolio, LLC	New York
Broadstone BER East, LLC	New York
Broadstone BFC Maryland, LLC	New York
Broadstone BFW Minnesota LLC	New York
Broadstone BI South, LLC	New York
Broadstone BJWC Massachusetts, LLC	New York
Broadstone BK Emporia, LLC	New York
Broadstone BK Virginia, LLC	New York
Broadstone BNR Arizona, LLC	New York
Broadstone BP Kansas, LLC	New York
Broadstone BPC Ohio, LLC	New York
Broadstone BPC Pittsburgh LLC	New York
Broadstone BPS Montana, LLC	New York
Broadstone BT South, LLC	New York
Broadstone BW Appalachia, LLC	New York
Broadstone BW Arkansas, LLC	New York
Broadstone BW Texas, LLC	New York
Broadstone BW Wings South, LLC	New York
Broadstone CA Canada, LLC	Delaware
Broadstone Cable, LLC	New York
Broadstone Camping Texas, LLC	New York
Broadstone CC Austin, LLC	New York

EXHIBIT 21.1

Subsidiary	State of Incorporation or Formation
Broadstone CC New Orleans, LLC	New York
Broadstone CC Portfolio, LLC	New York
Broadstone CC Raleigh Greensboro, LLC	New York
Broadstone CC Theodore Augusta, LLC	New York
Broadstone CCP Virginia, LLC	New York
Broadstone CFW Texas, LLC	New York
Broadstone CG Georgia, LLC	New York
Broadstone CG Indiana, LLC	New York
Broadstone CHR Illinois, LLC	New York
Broadstone CI West, LLC	New York
Broadstone CLE Illinois, LLC	New York
Broadstone CM Florida, LLC	New York
Broadstone CMH Illinois, LLC	New York
Broadstone CMM Colorado, LLC	New York
Broadstone CPN North Carolina, LLC	New York
Broadstone CPS Ohio, LLC	New York
Broadstone CQ Illinois, LLC	New York
Broadstone CW Nevada, LLC	New York
Broadstone CWP Michigan, LLC	New York
Broadstone DG Northeast, LLC	New York
Broadstone DG South Carolina, LLC	New York
Broadstone DHCP VA AL, LLC	New York
Broadstone DI Portfolio, LLC	New York
Broadstone DQ Virginia, LLC	New York
Broadstone EA Ohio, LLC	New York
Broadstone EH Illinois, LLC	New York
Broadstone EHA Florida, LLC	New York
Broadstone Employee Sub, LLC	New York
Broadstone EO Birmingham I, LLC	New York
Broadstone EO Birmingham II, LLC	New York
Broadstone EO North Carolina, LLC	New York
Broadstone EWD Illinios, LLC	New York
Broadstone FC Colorado, LLC	New York
Broadstone FC Portage, LLC	New York
Broadstone FD Portfolio I, LLC	New York
Broadstone FD Portfolio II, LLC	New York
Broadstone FD West Columbia, LLC	New York
Broadstone FDT Wisconsin, LLC	New York
Broadstone FHS Texas, LLC	New York
Broadstone Filter, LLC	New York
Broadstone FIT Florida, LLC	New York
Broadstone FKC Lousiana, LLC	New York
Broadstone FKC Minnesota, LLC	New York
Broadstone FMAS Mississippi, LLC	New York
Broadstone FMFP B2 Texas, LLC	New York
Broadstone FMFP B3 Texas, LLC	New York
Broadstone FMFP Texas, LLC	New York
Broadstone FP, LLC	New York
Broadstone FR Portfolio, LLC	New York
Broadstone FSLY Maryland, LLC	New York
Broadstone GC Kentucky, LLC	New York
Broadstone GCSC Florida, LLC	New York
Broadstone GDMS Massachusetts, LLC	New York
Broadstone GHS South Carolina, LLC	New York

EXHIBIT 21.1

Subsidiary	State of Incorporation or Formation
Broadstone GLG Missouri, LLC	New York
Broadstone GUC Colorado, LLC	New York
Broadstone HBC Arizona, LLC	New York
Broadstone HC California, LLC	New York
Broadstone HFO Michigan, LLC	New York
Broadstone HHH Texas, LLC	New York
Broadstone HHP Pennsylvania, LLC	New York
Broadstone HLC Midwest, LLC	New York
Broadstone HLM Ohio, LLC	New York
Broadstone HMC Washington, LLC	New York
Broadstone Home Texas, LLC	New York
Broadstone IELC Texas, LLC	New York
Broadstone IPI Illinois, LLC	New York
Broadstone IS Houston, LLC	New York
Broadstone IT Portfolio, LLC	New York
Broadstone ITI Pennsylvania, LLC	New York
Broadstone IUH Indiana, LLC	New York
Broadstone JBL California, LLC	New York
Broadstone JFR Portfolio, LLC	New York
Broadstone JLC Missouri, LLC	New York
Broadstone KFC Chicago, LLC	New York
Broadstone Kinston, LLC	New York
Broadstone KKD Portfolio, LLC	New York
Broadstone KNG Oklahoma, LLC	New York
Broadstone LC Florida, LLC	New York
Broadstone LCA Tampa, LLC	New York
Broadstone LGC Northeast, LLC	New York
Broadstone Liverpool Portfolio, LLC	New York
Broadstone LJS California, LLC	New York
Broadstone LJS Georgia, LLC	New York
Broadstone LW PA, LLC	New York
Broadstone MB Louisiana, LLC	New York
Broadstone MCW Wisconsin, LLC	New York
Broadstone MD Oklahoma, LLC	New York
Broadstone Med Florida, LLC	New York
Broadstone MFEC Florida, LLC	New York
Broadstone MHH Michigan, LLC	New York
Broadstone Mid America Indiana, LLC	New York
Broadstone MNB Nebraska, LLC	New York
Broadstone MPH Michigan, LLC	New York
Broadstone MS Minnesota, LLC	New York
Broadstone MV Portfolio, LLC	New York
Broadstone MW Texas, LLC	New York
Broadstone NDC Fayetteville LLC	New York
Broadstone Net Lease Acquisitions, LLC	New York
Broadstone Net Lease, LLC	New York
Broadstone Net Lease Sub 1, Inc.	Delaware
Broadstone Net Lease Sub 2, Inc.	Delaware
Broadstone Net Lease TRS, LLC	New York
Broadstone NF Minnesota, LLC	New York
Broadstone NI North Carolina, LLC	New York
Broadstone NIC Pennsylvania, LLC	New York
Broadstone NRS Michigan, LLC	New York
Broadstone NSC Texas, LLC	New York

EXHIBIT 21.1

Subsidiary	State of Incorporation or Formation
Broadstone NVLX Portfolio, LLC	New York
Broadstone NWCC Texas, LLC	New York
Broadstone OLL New York, LLC	New York
Broadstone OP Ohio, LLC	New York
Broadstone PC Michigan, LLC	New York
Broadstone PCI Wisconsin, LLC	New York
Broadstone PCSC Texas, LLC	New York
Broadstone Pearl Portfolio III, LLC	New York
Broadstone Pearl, LLC	New York
Broadstone PFS NewJersey, LLC	Delaware
Broadstone PHS Washington, LLC	New York
Broadstone PIC Illinois LLC	New York
Broadstone PJ RLY, LLC	New York
Broadstone PMI Portfolio, LLC	New York
Broadstone PP Arkansas, LLC	New York
Broadstone PRGS Portfolio, LLC	New York
Broadstone PSM Michigan, LLC	New York
Broadstone PV California, LLC	New York
Broadstone PY Cincinnati, LLC	New York
Broadstone RA California, LLC	New York
Broadstone RCS Texas, LLC	New York
Broadstone Renal Tennessee, LLC	New York
Broadstone Rev New Jersey, LLC	New York
Broadstone RHI Virginia, LLC	New York
Broadstone RL Portfolio, LLC	New York
Broadstone RM Missouri, LLC	New York
Broadstone Roller, LLC	New York
Broadstone RTC Portfolio, LLC	New York
Broadstone SC Elgin, LLC	New York
Broadstone SC Illinios, LLC	New York
Broadstone SCD Mason, LLC	New York
Broadstone SEC North Carolina, LLC	New York
Broadstone SF Minnesota, LLC	New York
Broadstone SLH Minnesota, LLC	New York
Broadstone SNC OK TX, LLC	New York
Broadstone SNI East, LLC	New York
Broadstone SNI Greenwich, LLC	New York
Broadstone SOE Raleigh, LLC	New York
Broadstone SPS Utah, LLC	New York
Broadstone SSH California, LLC	New York
Broadstone ST Texas, LLC	New York
Broadstone STI Minnesota, LLC	New York
Broadstone STS California, LLC	New York
Broadstone TA Tennessee, LLC	New York
Broadstone TB Augusta Pensacola, LLC	New York
Broadstone TB Jacksonville, LLC	New York
Broadstone TB Northwest, LLC	New York
Broadstone TB Ozarks, LLC	New York
Broadstone TB Southeast, LLC	New York
Broadstone TB TN, LLC	Delaware
Broadstone TF Oklahoma, LLC	New York
Broadstone TH North Dakota, LLC	New York
Broadstone TR Florida, LLC	New York
Broadstone TRH Texas, LLC	New York

EXHIBIT 21.1

Subsidiary	State of Incorporation or Formation
Broadstone TRP Indiana, LLC	New York
Broadstone TRS Arizona, LLC	New York
Broadstone TRS Kentucky, LLC	New York
Broadstone TRS Mississippi, LLC	New York
Broadstone TRS New Mexico, LLC	New York
Broadstone TRS Orangeburg, LLC	New York
Broadstone TRS Texas, LLC	New York
Broadstone TS East, LLC	New York
Broadstone TS Portfolio, LLC	New York
Broadstone TS Portfolio 2, LLC	New York
Broadstone TSC Tennessee, LLC	New York
Broadstone TSGA Kentucky, LLC	New York
Broadstone USMM Michigan, LLC	New York
Broadstone USPO Portfolio, LLC	New York
Broadstone VW Tennessee, LLC	New York
Broadstone WFM Sterling, LLC	Delaware
Broadstone WG Southeast, LLC	New York
Broadstone WGR Wisconsin, LLC	New York
Broadstone WI Alabama, LLC	New York
Broadstone WI Appalachia, LLC	New York
Broadstone WI East, LLC	New York
Broadstone WI Great Plains, LLC	New York
Broadstone WI MT ND, LLC	New York
Broadstone WRK California, LLC	New York
Broadstone WS Iowa, LLC	New York
Broadstone Xela Texas, LLC	New York
Broadstone ZCW Portfolio, LLC	New York
Broadtree Homes FP, LLC	New York
CF Alpha & Golf KS Propco, LLC	New York
CF Alpha & Golf MA Propco, LLC	New York
Eire Rochester Florida II, L.L.C.	Florida
GRC Durham, LLC	Delaware
GRC LI TX, LLC	Delaware
Hickory Drive Holdings, LLC	Delaware
NWR Realty, LLC	Washington
TB Tampa Real Estate, LLC	New York
Unity Ridgeway, LLC	New York